Exhibit 99.3

LIMITED GUARANTY

This GUARANTY (this “Guaranty”) is made as of the 4th day of May, 2006 by the undersigned KADANT BLACK CLAWSON INC., a Delaware corporation (the “Guarantor”).

Reference is hereby made to that certain Note of even date herewith in the original principal amount of Ten Million Dollars ($10,000,000.00) (together with all amendments, modifications, extensions, renewals and replacements thereof, the “Note”) executed and delivered by Kadant Inc. (the “Borrower”) to Citizens Bank of Massachusetts (the “Bank”).

Reference is also made to a certain Mortgage and Security Agreement dated as of the date hereof and executed by the Guarantor in favor of the Bank (the “Mortgage”). Capitalized terms used herein without definition shall have the meaning assigned to them in the Mortgage.

IN CONSIDERATION OF the Lender making the loan to the Borrower that is evidenced by the Note (the “Loan”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby severally unconditionally guaranties to the Bank the timely performance of the following obligations of the Borrower (the “Guarantied Obligations”):

(a) payment, performance and fulfillment to the Bank of all liabilities, obligations and undertakings of the Borrower under the Note;

(b) all costs of collection of all amounts due under the Note; and

(c) all amounts due from the Borrower to the Bank under any interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, and any other agreements or arrangements entered into by the Borrower with respect to the Note designed to protect the Borrower against fluctuations in interest rates or currency exchange rates;

provided, however, that the liability of the Guarantor hereunder shall be limited to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00).

This Guaranty shall remain in full force and effect without regard to, and the obligations of the Guarantor hereunder shall not be affected or impaired by any of the following: (a) any amendment or modification of or addition or supplement to any of the Guarantied Obligations or any agreement executed in connection therewith; (b) any extension, indulgence or other action in respect thereto or therefor; (c) any default by the Borrower under, or any invalidity or unenforceability in any respect of, or any irregularity or other defect in any of the Guarantied Obligations or in any instrument securing the Guarantied Obligations; (d) any exercise or nonexercise of any right, remedy, power or privilege in respect of this Guaranty, or any of the Guarantied Obligations; (e) any transfer of the assets of the Borrower to, or any consolidation or merger of the Borrower with or into, any other person or corporation; (f) any bankruptcy, insolvency, reorganization or similar proceeding involving or affecting the Borrower; (g) any substitution or release of any security for the Guarantied Obligations or of any other person primarily or secondarily liable with respect to any of the Guarantied Obligations or (h) any other circumstance; whether or not the Guarantor shall have had notice or knowledge of any of the foregoing. The obligations of the Guarantor hereunder are independent of the obligations of the Borrower under the Loan Documents, including without limitation, the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not such action is brought against the Borrower and whether or not the Borrower is joined in any such action or actions.

The Guarantor unconditionally waives (i) notice of any of the matters referred to in the preceding paragraph hereof, (ii) all notices which may be required by statute, rule of law or otherwise to preserve the rights of the Bank under any of the Guarantied Obligations against the Guarantor, including, without limitation, notice to the Borrower or the Guarantor of default, or of demand of payment from the Borrower, to the extent such notices can be waived under law, (iii) any right to require the exercise by the Bank of any right, remedy, power or privilege under any of the Guarantied Obligations, and (iv) notice of acceptance of this Guaranty.

The Guarantor shall pay on demand to the Bank all costs and expenses of the Bank in connection with the Bank’s perfection or enforcement of its rights under this Guaranty, including, without limitation, reasonable attorneys’ fees and expenses incurred by the Bank in enforcing this Guaranty, including any proceedings and appeals thereof, and any action to realize upon any judgment against the Guarantor obtained by the Bank in connection herewith.

The Guarantor shall indemnify and hold the Bank, and all agents, employees, officers, and representatives of the Bank, harmless from and against any claim brought or threatened against the Bank, or any such person so indemnified, by the Borrower, the Guarantor, any other guarantor or indorser of the Guarantied Obligations or any other person other than co-lenders and loan participants (as well as from reasonable attorneys’ fees and expenses in connection therewith) relating to the Loan (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank’s selection, but at the expense of the Guarantor), except that this indemnification shall not apply to those claims in which final judgment is entered against the Bank or such other person seeking indemnification, with all appeals having been exhausted or waived.

Except for the payment of intercompany obligations arising in the ordinary course of business, the payment of any amounts due with respect to any indebtedness of the Borrower to the Guarantor is hereby subordinated to the prior payment in full to the Bank of the obligations of the Borrower under the Loan Documents, including without limitation, the Guarantied Obligations. Except for the payment of intercompany obligations arising in the ordinary course of business, the Guarantor shall not demand, sue for, or otherwise attempt to collect any such indebtedness, and any amounts which are collected, enforced and received by the Guarantor shall be held by the Guarantor as trustee for the Bank and shall be paid over to the Bank on account any amounts which may be owing hereunder, including without limitation the Guarantied Obligations, without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

The Guarantor hereby irrevocably waives any present or future right of the Guarantor, the Borrower or any guarantor or indorser of the Borrower, or any other similar person, to a trial by jury of any case or controversy in which the Bank is or becomes a party (whether such case or controversy is initiated by or against the Bank or in which the Bank is joined as a party litigant), which case or controversy arises out of, or is in respect of, any relationship between the Guarantor, the Borrower, any such person, and the Bank.

This Guaranty shall inure to the benefit of the Bank, its successors and assigns, shall be binding upon the heirs, successors, representatives, and assigns of the Guarantor, and shall apply to all Guarantied Obligations of the Borrower and any successor to the Borrower, including any successor by operation of law.

THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES.

THE GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED DIRECTED TO THE GUARANTOR AT THE ADDRESS SET FORTH IN THE MORTGAGE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE BANK FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST THE GUARANTOR, AND AGAINST ANY PROPERTY OF THE GUARANTOR, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE GUARANTOR AND THE BANK HEREUNDER OR THE SUBMISSION HEREIN BY THE GUARANTOR TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

By the acceptance of this Guaranty, the Bank waives any and all rights under the laws of any state to trial by jury.

This Guaranty is secured by the Mortgage.

If, pursuant to Section 1.12(c) of the Mortgage, the Bank accepts substitute collateral and a substitute guarantor, this Guaranty shall terminate as of the date such substitute guarantor signs and delivers to the Bank the Substitute Security Documents (as defined in the Mortgage).

This Guaranty shall be governed by the laws of the Commonwealth of Massachusetts.

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Executed under seal as of the date first written above.

WITNESS:	KADANT BLACK CLAWSON INC.

/s/ Sandra L. Lambert	By:	/s/ Daniel J. Walsh
Daniel J. Walsh, Treasurer